Exhibit 99.1

RGS Energy Issues Business Update

Company Raises Net Proceeds of $16.0 million; Regains Nasdaq Compliance and Now Debt-Free

DENVER, CO, February 16, 2017 – RGS Energy (NASDAQ: RGSE), a residential and small commercial solar company since 1978, provided a business update following its recently completed offerings that raised total net proceeds of $16.0 million. The company reported updated pro forma unaudited results that include the additional capital and debt repayments as if completed on December 31, 2016.

“Since our last business update, we successfully took advantage of capital market opportunities and raised additional financial capital,” said Dennis Lacey, CEO of RGS Energy. “As planned, we are now Nasdaq compliant. We also have a much stronger balance sheet which is debt-free. Our focus is on executing our growth strategy. For this purpose, we have recently expanded our sales organization, including our on the ground field sales teams and our call center based sales team. We will continue to expand our sales organization this year. Additionally, we are currently competing for solarize programs across the East Coast.”

“Last year, our financial position made it challenging to win solarize programs,” added Lacey. “This year, however, we expect that our much stronger financial position will enable us to be the chosen installer for solarize programs.”

Preliminary Fourth Quarter Results and Pro Forma

The following unaudited preliminary results are subject to the completion of RGS Energy’s quarterly closing and review procedures, as well as the regular annual audit by the company’s independent registered public accounting firm. These results are therefore subject to change. RGS Energy plans to file its 2016 annual report on Form 10-K in the second week of March.

The pro forma results below present the company’s balance sheet as if the net proceeds of the $16.0 million raised last week and the debt repayments made in January were completed on December 31, 2016.

(000's omitted and unaudited)	Pro Forma Dec 31, 2016	Preliminary Dec. 31, 2016	Last Quarter Reported Sept. 30, 2016	Year Ago Quarter Reported Dec. 31, 2015
Selected Balance Sheet Items:
Cash	$18,250	$2,900	$1,378	$594
Line of Credit Balance	0	660	3,598	774
Convertible Debt	1	140	2,309	0
Total Debt	1	800	5,907	774
Stockholder's Equity (Deficit)	21,149	5,000	(5,578)	(1,013)
Selected Income Statement Items:
Revenue for Quarter		$5,100	$2,463	$9,749
Gross Margin Percentage		23%	5%	16%
Operating Loss		(1,900)	(3,038)	(4,020)
Non-Cash Income (Expense)		(8,400)	(3,366)	203
Net Loss		(10,500)	(7,735)	(4,209)
Other Items:
Working Capital (Deficit)	$18,549	$2,400	($3,210)	($5,060)
Backlog		8,400	12,593	16,698
Debt-to-Equity Ratio		16%

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Nasdaq Compliance

As previously reported on Form 8-Ks, the Company received notification from Nasdaq that it is in compliance with (i) the minimum trading price of $1.00 a share and (ii) the minimum stockholders’ equity requirement of $2.5 million and will be monitored by Nasdaq for the next 12 months for maintaining stockholders’ equity of at least $2.5 million.

Repayment in Full of Revolving Line of Credit Facility

As previously reported on Form 8-K, the company repaid in full its revolving line of credit facility and terminated the revolving line of credit facility and a supply agreement with the lender in February 2017.

“With our level of cash and working capital, there is no reason for a revolving line of credit facility,” said Alan Fine, Principal Financial Officer and Treasurer of RGS Energy. “We also terminated the related supply agreement with the lender which by elimination of the lender’s mark-up, will allow us to purchase materials at a lower price, which is beneficial for our gross margin percentage.”

Upcoming Investor Conference

RGS Energy plans to present and participate in one-on-one meetings at the 29th Annual Roth Conference being held on March 13-15, 2017 at The Ritz-Carlton in Dana Point, California. Management will discuss the company’s growth strategy, including expanding its sales organization and national footprint. The company’s presentation date and time will be announced when available.

This conference will feature presentations from hundreds of growth companies, Q&A sessions, expert panels and thousands of management one-on-one / small group meetings, and is one of the largest of its kind in the U.S. This event is designed to provide investors with a unique opportunity to gain insight into emerging growth companies across a variety of sectors including: Cleantech, Consumer & Retail, Energy & Industrial, Enterprise Software, Healthcare, Resources, Semiconductors & Electronics, Services and Technology & Media.

About RGS Energy

RGS Energy (NASDAQ: RGSE) is a residential and small commercial solar Company since 1978 which has installed more than 25,000 solar power systems. RGS Energy makes it very convenient for customers to save on their energy bill by providing turnkey solar solutions - from system design, construction planning, customer financing assistance, installation, to interconnection and warranty.

For more information, visit RGSEnergy.com, on Facebook at www.facebook.com/rgsenergy and on Twitter at www.twitter.com/rgsenergy. Information on such websites is not incorporated by reference into this press release.

RGS Energy is the company’s registered trade name. The Company files periodic and other reports with the Securities and Exchange Commission under its official name “Real Goods Solar, Inc.”

Forward-Looking Statements and Cautionary Statements

The preliminary financial data discussed above consists of estimates derived from RGS Energy’s internal books and records and has been prepared by, and are the responsibility of, the company’s management.

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The preliminary estimates discussed above are subject to the completion of financial closing procedures, final adjustments and other developments that may arise between now and the time the financial results for the fourth quarter are finalized. Therefore, actual results may differ materially from these estimates and all of these preliminary estimates are subject to change.

This press release contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties, including statements regarding the RGS Energy’s results of operations and financial positions, and RGS Energy’s business and financial strategies. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they provide our current beliefs, expectations, assumptions, forecasts, and hypothetical constructs about future events, and include statements regarding our future results of operations and financial position, business strategy, budgets, projected costs, plans and objectives of management for future operations. The words “hypothetical,” “expect,” “plan,” “estimate,” “future,” “believe,” “may,” “will” and similar expressions as they relate to us are intended to identify such forward-looking statements.

Forward-looking statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times at, or by, which such performance or results will be achieved, if at all. Forward looking statements are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in or suggested by the forward looking statements. Therefore, RGS Energy cautions you against relying on any of these forward-looking statements.

Key risks and uncertainties that may cause a change in any forward-looking statement or that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include: the effect of electric power generation industry regulations in the states where RGS Energy operates, net electric power metering and related policies; the effect of future changes to federal and state incentives for renewables; the level of demand for RGS Energy’s solar energy systems; the availability of a sufficient, timely, and cost-effective supply of solar panels; RGS Energy’s ability to implement its growth strategy, achieve its target level of sales, to generate cash flow from operations and to be awarded community solarize programs; RGS Energy’s ability to achieve break-even and better results; and the resolution of contract disputes in its discontinued operations.

You should read the section entitled “Risk Factors” in our 2015 Annual Report on Form 10-K and in our Quarterly Reports on Form 10-Q for the fiscal quarters ended March 31, 2016, June 30, 2016 and September 30, 2016, each of which has been filed with the Securities and Exchange Commission, which identify certain of these and additional risks and uncertainties. Any forward-looking statements made by us in this press release speak only as of the date of this press release. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We do not undertake any obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law.

Investor Relations Contact

Ron Both

Managing Partner, CMA

Tel 1-949-432-7566

RGSE@cma.team

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